Exhibit 99

	Fiscal 2012
	(Unaudited, in thousands)
	Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012
Gross revenues
Electrical Infrastructure	$22,012	$43,628	$37,621
Oil Gas & Chemical	45,999	49,750	55,569
Storage Solutions	95,922	99,710	88,326
Industrial	6,575	8,076	3,112

	$170,508	$201,164	$184,628

Less: Intersegment revenues
Electrical Infrastructure	$—	$—	$—
Oil Gas & Chemical	175	33	—
Storage Solutions	1,012	167	729
Industrial	—	—	—

	$1,187	$200	$729

Consolidated revenues
Electrical Infrastructure	$22,012	$43,628	$37,621
Oil Gas & Chemical	45,824	49,717	55,569
Storage Solutions	94,910	99,543	87,597
Industrial	6,575	8,076	3,112

	$169,321	$200,964	$183,899

Gross profit
Electrical Infrastructure	$2,785	$4,991	$4,809
Oil Gas & Chemical	4,347	4,936	5,015
Storage Solutions	10,387	12,689	9,999
Industrial	574	482	(52)

	$18,093	$23,098	$19,771

Operating income
Electrical Infrastructure	$729	$2,492	$2,540
Oil Gas & Chemical	1,412	2,410	1,922
Storage Solutions	4,226	6,547	3,745
Industrial	243	(249)	(792)

	$6,610	$11,200	$7,415

	Fiscal 2011 (Unaudited, in thousands) Three Months Ended
	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total
Gross revenues
Electrical Infrastructure	$46,905	$50,428	$28,825	$24,907	$151,065
Oil Gas & Chemical	28,627	35,058	32,501	47,567	143,753
Storage Solutions	67,131	80,175	68,616	83,840	299,762
Industrial	9,314	9,966	6,785	7,869	33,934

	$151,977	$175,627	$136,727	$164,183	$628,514

Less: Intersegment revenues
Electrical Infrastructure	$7	$—	$—	$—	$7
Oil Gas & Chemical	8	113	255	23	399
Storage Solutions	124	262	139	531	1,056
Industrial	—	—	—	—	—

	$139	$375	$394	$554	$1,462

Consolidated revenues
Electrical Infrastructure	$46,898	$50,428	$28,825	$24,907	$151,058
Oil Gas & Chemical	28,619	34,945	32,246	47,544	143,354
Storage Solutions	67,007	79,913	68,477	83,309	298,706
Industrial	9,314	9,966	6,785	7,869	33,934

	$151,838	$175,252	$136,333	$163,629	$627,052

Gross profit
Electrical Infrastructure	$5,521	$5,637	$3,846	$3,333	$18,337
Oil Gas & Chemical	2,224	3,405	3,480	4,538	13,647
Storage Solutions	7,144	9,813	10,245	11,577	38,779
Industrial	813	913	999	1,426	4,151

	$15,702	$19,768	$18,570	$20,874	$74,914

Operating income
Electrical Infrastructure	$3,083	$3,057	$1,661	$1,310	$9,111
Oil Gas & Chemical	(229)	877	846	1,611	3,105
Storage Solutions	1,949	4,276	4,654	5,733	16,612
Industrial	310	422	479	861	2,072

	$5,113	$8,632	$7,640	$9,515	$30,900

	Fiscal 2010
	(Unaudited, in thousands)
	Three Months Ended
	September 30, 2009 (a)	December 31, 2009 (b)	March 31, 2010 (c)	June 30, 2010 (d)	Total
Gross revenues
Electrical Infrastructure	$20,482	$22,286	$24,998	$35,249	$103,015
Oil Gas & Chemical	38,425	47,025	34,468	30,426	150,344
Storage Solutions	74,309	76,369	56,209	65,418	272,305
Industrial	5,453	5,420	6,890	9,859	27,622

	$138,669	$151,100	$122,565	$140,952	$553,286

Less: Intersegment revenues
Electrical Infrastructure	$21	$—	$—	$—	$21
Oil Gas & Chemical	589	409	407	55	1,460
Storage Solutions	409	266	145	171	991
Industrial	—	—	—	—	—

	$1,019	$675	$552	$226	$2,472

Consolidated revenues
Electrical Infrastructure	$20,461	$22,286	$24,998	$35,249	$102,994
Oil Gas & Chemical	37,836	46,616	34,061	30,371	148,884
Storage Solutions	73,900	76,103	56,064	65,247	271,314
Industrial	5,453	5,420	6,890	9,859	27,622

	$137,650	$150,425	$122,013	$140,726	$550,814

Gross profit
Electrical Infrastructure	$3,398	$3,611	$3,779	$2,501	$13,289
Oil Gas & Chemical	3,278	3,914	3,278	(1,349)	9,121
Storage Solutions	9,824	10,456	5,453	2,073	27,806
Industrial	917	461	783	545	2,706

	$17,417	$18,442	$13,293	$3,770	$52,922

Operating income
Electrical Infrastructure	$1,599	$1,601	$(311)	$612	$3,501
Oil Gas & Chemical	893	1,273	643	(3,658)	(849)
Storage Solutions	4,449	4,849	165	(3,280)	6,183
Industrial	390	(657)	(452)	(363)	(1,082)

	$7,331	$7,066	$45	$(6,689)	$7,753

(a)	The Oil Gas & Chemical segment included a charge of $0.3 million and the Storage Solutions segment included a charge of $0.9 million relating to a legal matter. These charges were recorded as a reduction to gross profit.
(b)	The Electrical Infrastructure segment and the Industrial segment included charges of $0.2 million and $0.6 million respectively for claims receivable excess collection costs. These costs were recorded as selling, general and administrative costs.
(c)	The Oil Gas & Chemical segment and the Storage Solutions segment included charges of $0.2 million and $0.5 million relating to a legal matter. These charges were recorded as a reduction to gross profit. The Electrical Infrastructure and Industrial segments included charges of $0.2 million and $0.4 million for claims receivable collection costs that were recorded as selling, general and administrative costs. Finally, the Electrical Infrastructure and Industrial segments included costs of $2.5 million and $0.4 million related to claims receivable write-offs. The write-offs were included as selling, general and administrative costs.

(d)	The Oil Gas & Chemical segment included a charge of $4.6 million related to projects at a Gulf Coast site. This charge was recorded as a reduction to gross profit. The Oil Gas & Chemical and Storage Solutions segment included charges of $0.7 million and $2.4 million related to a legal matter. These charges were recorded as a reduction to gross profit. Finally, the Electrical Infrastructure and Industrial segments included charges of $0.1 million and $0.3 million related to claims receivable excess collection costs. These charges were recorded as an increase to selling, general and administrative costs.